UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2017

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 28, 2017, Verastem, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to its Controlled Equity OfferingSM Sales Agreement, dated as of March 30, 2017 (the “Sales Agreement” and, as amended by the Amendment, the “Amended Sales Agreement”), with Cantor Fitzgerald & Co., as agent (“Agent”). The sole effect of the Amendment is to increase the maximum aggregate offering price of shares of the Company’s common stock, $0.0001 par value per share (the “Shares”), which the Company may issue and sell from time to time under the Amended Sales Agreement (the “Offering”) to up to $75,000,000 from $35,000,000. On August 28, 2017, the Company filed a prospectus supplement with the Securities and Exchange Commission in connection with the Offering (the “Prospectus Supplement”) under its existing Registration Statement on Form S-3 (File No 333-217048), which became effective on April 24, 2017 (the “Registration Statement”).

A copy of the Amendment is attached as Exhibit 1.1 hereto and is incorporated herein by reference. A copy of the Sales Agreement is attached as Exhibit 1.1 to the Registration Statement and is incorporated herein by reference. The foregoing description of the material terms of the Amended Sales Agreement, consisting of the Amendment and the Sales Agreement, does not purport to be complete and is qualified in its entirety by reference to such agreements.

Ropes & Gray LLP, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Shares will be sold pursuant to the Registration Statement, and offerings of the Shares will be made only by means of the prospectus supplement and the accompanying prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASTEM, INC.

Date: August 28, 2017	By:	/s/ Julie B. Feder
Julie B. Feder
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amendment No. 1, dated August 28, 2017, to Controlled Equity OfferingSM Sales Agreement, dated as of March 30, 2017, by and between the Verastem, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1)